                                                                  EXHIBIT (z)(2)




Richard F. Powers, III              Managing Director, Chairman and                    Oakbrook Terrace, IL
                                    Chief Executive Officer;
                                    President of the Funds
John H. Zimmermann, III             Managing Director and President;                  Oakbrook Terrace, IL
                                    Vice President of the Funds
A. Thomas Smith III                 Managing Director, General                        Oakbrook Terrace, IL
                                    Counsel and Secretary;
                                    Vice President and Secretary of the Funds
Michael H. Santo                    Managing Director and Chief                       Oakbrook Terrace, IL
                                    Operations & Technology Officer;
                                    Vice President of the Funds
Colette M. Saucedo                  Managing Director and                             Houston, TX
                                    Chief Administrative Officer
Steven M. Massoni                   Managing Director                                 Oakbrook Terrace, IL
David M. Swanson                    Managing Director and Chief                       Oakbrook Terrace, IL
                                    Marketing Officer
Laurence J. Althoff                 Executive Director & Controller                   Oakbrook Terrace, IL
Don J. Andrews                      Sr. Vice President & Chief Compliance             Oakbrook Terrace, IL
                                    Officer
Sara L. Badler                      Executive Director, Deputy                        Oakbrook Terrace, IL
                                    General Counsel & Assistant Secretary;
                                    Assistant Secretary of the Funds
Patricia A. Bettlach                Sr. Vice President                                Chesterfield, MO
Michael P. Boos                     Sr. Vice President                                Oakbrook Terrace, IL
Dominick Cogliandro                 Executive Director & Asst. Treasurer              New York, NY
Gary R. DeMoss                      Executive Director                                Oakbrook Terrace, IL
Richard G. Golod                    Executive Director                                Annapolis, MD
Eric J. Hargens                     Executive Director                                Oakbrook Terrace, IL
David S. Hogaboom                   Sr. Vice President                                Oakbrook Terrace, IL
Michael B. Hughes                   Sr. Vice President                                Oakbrook Terrace, IL
David Linton                        Executive Director                                Weston, CT
Dominic C. Martellaro               Executive Director                                Oakbrook Terrace, IL
Carl Mayfield                       Executive Director                                Oakbrook Terrace, IL
Mark R. McClure                     Executive Director                                Oakbrook Terrace, IL
Maura A. McGrath                    Sr. Vice President                                New York, NY
Robert F. Muller, Jr.               Executive Director                                Houston, TX
Walter E. Rein                      Executive Director                                Oakbrook Terrace, IL
James J. Ryan                       Executive Director                                Oakbrook Terrace, IL
Elizabeth Vale                      Executive Director                                West Conshohocken, NJ
Weston B. Wetherell                 Executive Director, Deputy General                Oakbrook Terrace, IL
                                    Counsel & Asst. Secretary;
                                    Assistant Secretary of the Funds
Robert S. West                      Executive Director                                Oakbrook Terrace, IL
Edward C. Wood, III                 Executive Director and                            Oakbrook Terrace. IL
                                    Chief Operating Officer
James R. Yount                      Executive Director                                Coto De Caza, CA
Gregory Heffington                  1st Vice President                                Ft. Collins, CO
Thomas Rowley                       1st Vice President                                Oakbrook Terrace, IL
Andrew J. Scherer                   1st Vice President                                Oakbrook Terrace, IL
James D. Stevens                    1st Vice President                                North Andover, MA

Melissa E. Aieta                    Vice President                                    West Hartford, CT
James K. Ambrosio                   Vice President                                    Massapequa, NY
Johanna Anders                      Vice President                                    Oakbrook Terrace, IL
Brian P. Arcara                     Vice President                                    Hopkinson, MA
Timothy R. Armstrong                Vice President                                    Wellington, FL
Leslie Ann Ashton                   Vice President                                    Salt Lake City, UT
Matthew T. Baker                    Vice President                                    Oakbrook Terrace, IL
Shakeel Anwar Barkat                Vice President                                    Annapolis, MD
James B. Bennett                    Vice President                                    Staten Island, NY
Scott C. Bernstiel                  Vice President                                    Freehold, NJ
Roger J. Bianco                     Vice President                                    Denver, CO
Carol S. Biegel                     Vice President                                    Naperville, IL
Brian E. Binder                     Vice President                                    Oakbrook Terrace, IL
Christopher M. Bisaillon            Vice President                                    Chicago, IL
William Edwin Bond                  Vice President                                    New York, NY
Elizabeth M. Brown                  Vice President                                    Houston, TX
Michael Winston Brown               Vice President                                    Colleyville, TX
John T. Browning                    Vice President                                    Oakbrook Terrace, IL
Loren Burket                        Vice President                                    Plymouth, MN
Juanita E. Buss                     Vice President                                    Kennesaw, GA
Richard J. Charlino                 Vice President                                    Oakbrook Terrace, IL
Deanne Margaret Chiaro              Vice President                                    Hermosa Beach, CA
Scott A. Chriske                    Vice President                                    Safety Harbor, FL
Richard E. Christman                Vice President                                    San Francisco, CA
German Clavijo                      Vice President                                    Tucker, GA
Michael Colston                     Vice President                                    Louisville, KY
Kevin J. Connors                    Vice President                                    Atlanta, GA
Amy Marie Cooper                    Vice President                                    DeWitt, IA
Gina Costello                       Vice President & Asst. Secretary                  Oakbrook Terrace, IL
Suzanne Cummings                    Vice President                                    Oakbrook Terrace, IL
Craig Alan Dumnich                  Vice President                                    Perryville, MD
Michael E. Eccleston                Vice President                                    Chicago, IL
William J. Fow                      Vice President                                    Redding, CT
David Joseph Fredrick               Vice President                                    Newton, MA
Charles Friday                      Vice President                                    Gibsonia, PA
Robert P. Glover                    Vice President                                    Princeton, NJ
Kyle D. Haas                        Vice President                                    Danville, CA
Daniel Hamilton                     Vice President                                    Austin, TX
John G. Hansen                      Vice President                                    San Francisco, CA
Michael D. Hibsch                   Vice President                                    Nashville, TN
Michelle Huber                      Vice President                                    Oakbrook Terrace, IL
Lowell Jackson                      Vice President                                    Roswell, GA
Kevin G. Jajuga                     Vice President                                    Taylor Mills, KY
Laurie L. Jones                     Vice President                                    Houston, TX
Tara Jones                          Vice President                                    Oakbrook Terrace, IL
Louis Gregory Kafkes                Vice President                                    Oakbrook Terrace, IL
Constance J. Kain                   Vice President                                    Oakbrook Terrace, IL
Thomas Patrick Kelly                Vice President                                    Oakbrook Terrace, IL
Robert Daniel Kendall               Vice President                                    Oakbrook Terrace, IL
Michael C. Kinney                   Vice President                                    Greeley, CO
Gary F. Kleinschmidt                Vice President                                    Chalfont, PA
Frederick Kohly                     Vice President                                    Miami, FL
Lisa Therese Kueng                  Vice President                                    Oakbrook Terrace, IL
Douglas M. Macomber                 Vice President                                    Elmhurst, IL
Patricia D. Lathrop                 Vice President                                    Seffner, FL
Brian Laux                          Vice President                                    Staten Island, NY
Tony E. Leal                        Vice President                                    Houston, TX

S. William Lehew III                Vice President                                Charlotte, NC
Holly Lieberman                     Vice President                                Oakbrook Terrace, IL
Johnathan Linstra                   Vice President                                Pasadena, CA
Ivan R. Lowe                        Vice President                                Houston, TX
Richard M. Lundgren                 Vice President                                River Forest, IL
Christopher Mackay                  Vice President                                Ann Arbor, MI
Kevin S. Marsh                      Vice President                                Bellevue, WA
Brooks D. McCartney                 Vice President                                Issaquah, WA
Anne Therese McGrath                Vice President                                San Francisco, CA
John Mills                          Vice President                                Kenner, LA
Stuart R. Moehlman                  Vice President                                Houston, TX
Alexis Montoya                      Vice President                                New York, NY
Sterling Tyler Moore                Vice President                                San Francisco, CA
Carin Elizabeth Morgan              Vice President                                Oakbrook Terrace, IL
Ted Morrow                          Vice President                                Plano, TX
Lance O'Brian Murphy                Vice President                                Dallas, TX
Grant R. Myers                      Vice President                                Houston, TX
Peter Nicholas                      Vice President                                Marblehead, MA
James A. O'Brien                    Vice President                                Rochester, NY
Mark E. O'Donnell                   Vice President                                Watertown, MA
Timothy Jay Ott                     Vice President                                Ashburn, VA
Todd Gregory Pam                    Vice President                                Pasadena, CA
Pete Papageorgakis                  Vice President                                Oakbrook Terrace, IL
Gregory S. Parker                   Vice President                                Bellaire, TX
Christopher Petrungaro              Vice President                                Naperville, IL
Richard J. Poli                     Vice President                                Downingtown, PA
Ronald E. Pratt                     Vice President                                Alpharetta, GA
Theresa Marie Renn                  Vice President                                Oakbrook Terrace, IL
Kevin Wayne Reszel                  Vice President                                Oakbrook Terrace, IL
Michael W. Rohr                     Vice President                                Naperville, IL
Christine Cleary Ross               Vice President                                Scottsdale, AZ
Suzette N. Rothberg                 Vice President                                Maple Grove, MN
Jeffrey Rourke                      Vice President                                Malvern, PA
Jason F. Ruimerman                  Vice President                                Salem, MA
Shahid S. Saigol                    Vice President                                Tampa, FL
Thomas J. Sauerborn                 Vice President                                New York, NY
Diane Saxon                         Vice President & Assistant Treasurer          Oakbrook Terrace, IL
Stephanie Scarlata                  Vice President                                Mount Kisco, NY
Maura Scherer                       Vice President                                Oakbrook Terrace, IL
Stanley Schiewe                     Vice President                                Watauga, TX
Timothy M. Scholten                 Vice President                                New Albany, OH
Robert Schumacher                   Vice President                                Oakbrook Terrace, IL
Ronald J. Schuster                  Vice President                                Orlando, FL
Jeffrey M. Scott                    Vice President                                Oakbrook Terrace, IL
Gwen L. Shaneyfelt                  Vice President                                Oakbrook Terrace, IL
Heather Smith                       Vice President                                Richmond, VA
Darren D. Stabler                   Vice President                                Coto DeCaza, CA
Christopher J. Staniforth           Vice President                                Leawood, KS
Richard Stefanec                    Vice President                                Tarzana, CA
Scott Stevens                       Vice President                                Oakbrook Terrace, IL
William C. Strafford                Vice President                                Granger, IN
Terry L. Swenson                    Vice President                                Amery, WI
Jessica Thomas                      Vice President                                Tampa, FL
Joseph L. Thomas                    Vice President                                San Diego, CA
Charles S. Thompson                 Vice President                                Highland, IN
John F. Tierney                     Vice President                                Oakbrook Terrace, IL
Thomas Buckley Tyson                Vice President                                Oakbrook Terrace, IL
Curtis L. Ulvestad                  Vice President                                Red Wing, MN
Michael Vahl                        Vice President                                Clayton, MO
Brett Van Bortel                    Vice President                                Oakbrook Terrace, IL
Larry Brian Vickrey                 Vice President                                Houston, TX
Daniel B. Waldron                   Vice President                                Oakbrook Terrace, IL
Jeff Warland                        Vice President                                Oakbrook Terrace, IL
Robert A. Watson                    Vice President                                Oakbrook Terrace, IL
Sharon Wells Coicou                 Vice President                                New York, NY
Scott A. Wentsel                    Vice President                                Oakbrook Terrace, IL
Steven P. Werner                    Vice President                                Mission Viejo, CA
Harold Whitworth, III               Vice President                                Liberty Township, OH
Joel John Wilczewski                Vice President                                Franklin, TN
Thomas M. Wilson                    Vice President                                Oakbrook Terrace, IL
Barbara A. Withers                  Vice President                                Oakbrook Terrace, IL
John Wyckoff                        Vice President                                Santa Monica, CA

David M. Wynn                 Vice President                                      Chandler, AZ
John C. Young                 Vice President                                      Houston, TX
Patrick M. Zacchea            Vice President                                      Oakbrook Terrace, IL
Scott F. Becker               Asst. Vice President                                Oakbrook Terrace, IL
Lynn Chadderton               Asst. Vice President                                Valrico, FL
Regina Coleman                Asst. Vice President                                Oakbrook Terrace, IL
Kristen L. Doss               Asst. Vice President                                Houston, TX
Paula Duerr                   Asst. Vice President                                Oakbrook Terrace, IL
Tammy Echevarria-Davis        Asst. Vice President                                Oakbrook Terrace, IL
Walter C. Gray                Asst. Vice President                                Oakbrook Terrace, IL
Nancy Johannsen               Asst. Vice President                                Oakbrook Terrace, IL
Thomas Johnson                Asst. Vice President                                New York NY
Christine K. Putong           Asst. Vice President & Asst. Secretary              Oakbrook Terrace, IL
Dennis M. Rady                Asst. Vice President                                Oakbrook Terrace, IL
Leah Richardson               Asst. Vice President                                Oakbrook Terrace, IL
David P. Robbins              Asst. Vice President                                Oakbrook Terrace, IL
Pamela S. Salley              Asst. Vice President                                Houston, TX
David T. Saylor               Asst. Vice President                                Oakbrook Terrace, IL
Lisa Schultz                  Asst. Vice President                                Oakbrook Terrace, IL
Laurel Shipes                 Asst. Vice President                                Duluth, GA
Michael Trizil                Asst. Vice President                                Oakbrook Terrace, IL
David H. Villarreal           Asst. Vice President                                Oakbrook Terrace, IL
Judy Wooley                   Asst. Vice President                                Houston, TX



Cathy Napoli                  Assistant Secretary                                 Oakbrook Terrace, IL
Scott P. Pedersen             Assistant Secretary and Chief Privacy Officer       Oakbrook Terrace, IL
John Browning                 Officer                                             Oakbrook Terrace, IL
Leticia George                Officer                                             Houston, TX
William D. McLaughlin         Officer                                             Houston, TX
Rebecca Newman                Officer                                             Houston, TX
John Yovanovic                Officer                                             Houston, TX
Richard F. Powers, III        Director                                            Oakbrook Terrace, IL
Michael H. Santo              Director                                            Oakbrook Terrace, IL
A. Thomas Smith III           Director                                            Oakbrook Terrace, IL
John H. Zimmermann, III       Director                                            Oakbrook Terrace, IL